Barr Laboratories, Inc.






             _____________________________________

                      AMENDMENT NUMBER ONE
             _____________________________________






                   Dated as of March 1, 1996






          10.15% Senior Secured Notes due June 28, 2001

                      AMENDMENT NUMBER ONE

      AMENDMENT NUMBER ONE (this "Agreement"), dated as of March 1, 1996, among BARR LABORATORIES, INC. (together with its successors and assigns, the "Company"), a New York corporation, and the Persons identified as "Holders" on the signature pages hereof that have delivered an executed signature page (collectively, the "Holders").

                           RECITALS:

      A. The Company entered into those certain separate Note Purchase Agreements, each dated as of June 28, 1991 (collectively, as in effect immediately prior to the date hereof, the "Existing Note Purchase Agreement" and, as amended hereby, the "Amended Note Purchase Agreement"), with each of Connecticut General Life Insurance Company, Life Insurance Company of North America, CIGNA Property and Casualty Insurance Company and American Life & Casualty Insurance Company (individually, a "Purchaser" and collectively, the "Purchasers"), pursuant to which the Company issued and sold to the Purchasers and the Purchasers purchased from the Company, Twenty Million Dollars ($20,000,000) in aggregate principal amount of the Company's Senior Secured Notes due June 28, 2001 (collectively, as amended from time to time, the "Notes").

     B. The Company has requested that the holders of the Notes agree to, among other things, amend certain provisions of the Existing Note Purchase Agreement as further set forth herein, which requested amendment requires the consent of the Majority Holders of the Notes.

      C. Subject to the terms and conditions set forth in this Agreement, the Company and the Holders are willing to agree to amend the Existing Note Purchase Agreement in the manner specified on Exhibit A hereto and as more particularly set forth herein.

                           AGREEMENT:

      NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders agree as follows:

1.        WARRANTIES AND REPRESENTATIONS.

      To induce the Holders to enter into this Agreement, the Company warrants and represents to the Holders that as of the Effective Date (as hereinafter defined):

     1         Authorization, Execution and Enforceability.

      The execution and delivery by the Company of this Agreement and the performance of its obligations under the Amended Note
Purchase Agreement and the Security Documents have been duly authorized by all necessary action on the part of the Company.
Each of the Amended Note Purchase Agreement and the Security Documents constitutes a valid and binding obligation of the Company, enforceable in accordance with its respective terms, except that the enforceability thereof may be:

          (a) limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights generally; and

          (b)       subject to the availability of equitable remedies.

     2         No Conflicts, etc.

      The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations under the Amended Note Purchase Agreement and the Security Documents do not conflict with, result in any breach in any of the provisions of, constitute a default under, violate or result in the creation of any Lien upon any Property of the Company or any Subsidiary under the provisions of:

          (a) any charter document, agreement with shareholders or bylaws of the Company or any Subsidiary;

          (b) any agreement, instrument or conveyance by which the Company or any Subsidiary or any of their respective Properties may be bound or affected; or

          (c) any statute, rule or regulation or any order, judgment or award of any court, tribunal or arbitrator by which the Company or any Subsidiary or any of their respective Properties may be bound or affected.

     3         Security Interests.

      The Liens of the Holders in the Collateral (as defined in the Trust Indenture) previously granted to the Security Trustee remain valid, enforceable and perfected as of the date hereof and the Collateral is subject to no other Liens not otherwise permitted under the Amended Note Purchase Agreement and the Security Documents.

     4         Existence of Defaults.

      After giving effect to the Amendment, no condition exists that would constitute a Default or an Event of Default under the Amended Note Purchase Agreement.

     5         Disclosure.

      Neither this Agreement nor any written statement furnished by the Company to the Holders in connection herewith contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading.

          2. AMENDMENT WITH RESPECT TO EXISTING NOTE PURCHASE AGREEMENT; AFFIRMATION.

     1         Amendment.

      The Company and, subject to the satisfaction of the conditions set forth in Section 3 hereof, the Holders, each hereby consent and agree that the Existing Note Purchase Agreement is hereby amended in the manner specified in Exhibit A to this Agreement (such amendment provided for in such Exhibit is herein referred to as the "Amendment").

     2         Affirmation of Obligations under Documents.

      The  Company  hereby acknowledges and affirms  all  of  its
obligations  under  the  terms  of  the  Amended  Note   Purchase
Agreement and the Security Documents.

     3         Scope of Amendment.

      Except as expressly set forth in this Agreement, no provision of the Existing Note Purchase Agreement, any Security Document or any other agreement, document or instrument shall be deemed to have been amended hereby. No Default or Event of Default, or right, remedy, or power consequent thereon, whether as provided in the Existing Note Purchase Agreement, the Amended Note Purchase Agreement, any Security Document or by law, shall be deemed to have been waived or affected hereby.

          3.   CONDITIONS TO EFFECTIVENESS OF AMENDMENT.

      This Amendment shall not become effective until all of the following conditions precedent shall have been satisfied in full
(the date of such satisfaction being herein referred to as the "Effective Date"):

     1         Execution and Delivery of this Agreement.

      The Company and Holders constituting Majority Holders shall have executed and delivered to each other an original counterpart of this Agreement.

     2         No Defaults; Warranties and Representations True.

     After giving effect to the Amendment, no Default or Event of Default shall exist and the warranties and representations set forth in Section 1 hereof shall be true and correct.

     3         Proceedings Satisfactory.

      All proceedings taken in connection with this Agreement and all documents and papers relating thereto shall be reasonably satisfactory to the Holders. The Holders shall have received copies of such documents and papers as they may reasonably request in connection therewith, all in form and substance reasonably satisfactory to the Holders.

     4         Expenses.

      The Company shall have paid all costs and expenses of the Holders relating to this Agreement in accordance with Section 4.6 hereof.

4.     MISCELLANEOUS.

     1         Terms Defined.

      Terms used herein and not otherwise defined herein shall have the respective meanings specified in the Amended Note Purchase Agreement. A violation of this Agreement (including without limitation, a material misrepresentation of any warranty or representation contained herein) shall constitute an "Event of Default" thereunder.

     2         Governing Law.

      THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND ENFORCED
IN ACCORDANCE WITH, AND GOVERNED BY, INTERNAL CONNECTICUT LAW.

     3         Duplicate Originals.

      Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original.

     4         Waivers and Amendments.

      Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     5         Section Headings.

      The titles of the Sections hereof appear as a matter of convenience only, do not constitute a part of this Agreement and shall not affect the construction hereof.

     6         Costs and Expenses.

      On the Effective Date, the Company shall pay all costs and expenses of the Holders relating to this Agreement, including, but not limited to, the statement for reasonable fees and disbursements of their special counsel presented to the Company on the Effective Date. The Company will also pay, upon receipt thereof, each additional statement for reasonable fees and disbursements of the Holders' special counsel rendered after the Effective Date in connection with this Agreement, the Amended Note Purchase Agreement or the Security Documents.

     7         Survival.

       All warranties, representations, certifications and covenants made by the Company in this Agreement and in each of the Security Documents or in any certificate or other instrument delivered pursuant to this Agreement or any of the Security
Documents shall be considered to have been relied upon by the Holders and shall survive the execution and delivery of this Agreement, regardless of any investigation made by or on behalf of the Holders. All statements in any such certificate or other instrument shall constitute warranties and representations of the Company under this Agreement or such Security Document.

     8         Time of Essence.

      Time is and shall be of the essence in the satisfaction of all the conditions set forth in Section 3 of this Agreement.


[Remainder of page intentionally blank; next page is signature p age.]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by a duly authorized officer or agent thereof.

Company:                           BARR LABORATORIES, INC.




By /s/Paul M. Bisaro
                                        Name: Paul M Bisaro

                                        Title:Chief Financial Officer
                                              General Counsel and Secretary


Holder:                            CONNECTICUT GENERAL LIFE
                                   INSURANCE COMPANY *
                                   By CIGNA Investments, Inc.




By:/s/Stephen A. Osborne

                                        Name: Stephen A. Osborne

                                        Title: Managing Director



Holder:                            LIFE INSURANCE COMPANY OF
                                   NORTH AMERICA *
                                   By CIGNA Investments, Inc.




By:/s/Stephen A. Osborne

                                        Name: Stephen A. Osborne

                                        Title: Managing Director

Holder:                            CIGNA PROPERTY AND CASUALTY
                                   INSURANCE COMPANY *
                                   By CIGNA Investments, Inc.




By:/s/Stephen A. Osborne

                                        Name: Stephen A. Osborne

                                        Title: Managing Director

Holder:                              AMERICAN  LIFE  &   CASUALTY
INSURANCE
                                   COMPANY




By:/s/Gary F. Greaves

                                        Name: Gary F. Greaves

                                        Title: Vice President

                                                          EXHIBIT A


         AMENDMENT TO EXISTING NOTE PURCHASE AGREEMENT


     5. Section 10. The definition of the term "Restricted Investment" in Section 10 of the Existing Note Purchase Agreement is hereby amended by replacing clause (i) of such definition and the remainder of the text following such clause with the following:

                          "    (i)  Investments listed on Annex 3
               to this Agreement;

                                (j)    Investments   of   up   to
               $6,000,000 in the equity of Fermic S.A. or one of its affiliates (Fermic S.A. or such affiliate being the owner of a fermentation facility in Mexico); and

                                (k)    Investments  in  so-called
               market auction securities rated Aa2 or higher by Moody's Investors Service, Inc. or AA or higher by Standard & Poor's Corporation and which have a reset date not more than three hundred sixty-five
               (365) days from the date of acquisition thereof.

                Investments shall be valued at cost less any return of capital through the sale or liquidation thereof or other return of capital thereon, net of the expenses of any such sale or liquidation or any such return of capital."

                    Barr Laboratories, Inc.






             _____________________________________

                      AMENDMENT NUMBER TWO
             _____________________________________






                   Dated as of March 15, 1996






          10.15% Senior Secured Notes due June 28, 2001

                      AMENDMENT NUMBER TWO

      AMENDMENT NUMBER TWO (this "Agreement"), dated as of March 15, 1996, among BARR LABORATORIES, INC. (together with its successors and assigns, the "Company"), a New York corporation, and the Persons identified as "Holders" on the signature page hereof (collectively, the "Holders").

                           RECITALS:

      A. The Company entered into those certain separate Note Purchase Agreements, each dated as of June 28, 1991 (collectively, as in effect immediately prior to the date hereof, the "Existing Note Purchase Agreement" and, as amended hereby, the "Amended Note Purchase Agreement"), with each of Connecticut General Life Insurance Company, Life Insurance Company of North America, CIGNA Property and Casualty Insurance Company and American Life & Casualty Insurance Company (individually, a "Purchaser" and collectively, the "Purchasers"), pursuant to which the Company issued and sold to the Purchasers and the Purchasers purchased from the Company, Twenty Million Dollars ($20,000,000) in aggregate principal amount of the Company's Senior Secured Notes due June 28, 2001 (collectively, as amended from time to time, the "Notes").

      B. The Holders are the registered holders of one hundred percent (100%) of the Notes outstanding on the date hereof.

      C. The Company has requested that it be permitted to prepay in full all of the Notes held by American Life & Casualty Insurance Company (the "Selling Noteholder"), such prepayment to be made on terms and subject to the conditions set forth herein.

      D. The Company has requested that, in connection with the proposed prepayment of all of the Notes held by the Selling Noteholder, and in order to permit such prepayment, the Holders agree to the amendment of certain provisions of the Existing Note Purchase Agreement, and waive the application of certain other provisions of the Existing Note Purchase Agreement, all as further set forth herein, which requested amendment and waiver will require the consent all of the holders of the Notes.

      E. Subject to the terms and conditions set forth in this Agreement, the Company and the Holders are willing to permit the prepayment of all of the Notes held by the Selling Noteholder and the irrevocable cancellation thereof, and in connection therewith are willing to amend the Existing Note Purchase Agreement and to waive the application of certain provisions of the Existing Note Purchase Agreement, all as more particularly set forth herein.

                           AGREEMENT:

      NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders agree as follows:

1.        WARRANTIES AND REPRESENTATIONS.

      To induce the Holders to enter into this Agreement, the Company warrants and represents to the Holders that as of the Effective Date (as hereinafter defined):

     1         The Notes.

      As of the Effective Date and immediately prior to giving effect to the payment of the Prepayment Amount (as determined in accordance with Exhibit A) to the Selling Noteholder, the aggregate principal amount of the Notes outstanding is equal to $20,000,000, and the aggregate principal amount of Notes held by the Selling Noteholder is equal to $2,000,000.

     2         Material Adverse Effect; Disclosure.

          (a) Since June 30, 1995 there has been no change in the business, prospects, profits, Properties or condition (financial or otherwise) of the Company or any Subsidiary except changes in the ordinary course of business that, in the aggregate, have not had a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or the ability of the Company to perform any of its obligations set forth in the Amended Note Purchase Agreement and the Security Documents.

          (b) Neither this Agreement nor any written statement furnished by the Company to the Holders in connection herewith contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading. There is no fact that the Company has not disclosed to each Holder in writing that has had or, so far as the Company can now reasonably foresee, could reasonably be expected to have, a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or the ability of the Company to perform any of its obligations set forth in the Amended Note Purchase Agreement and the Security Documents.


     3         Authorization, Execution and Enforceability.

      The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations under this Agreement (including, without limitation, the proposed prepayment of the Notes held by the Selling Noteholder), the Amended Note Purchase Agreement and each of the Security Documents have been duly authorized by all necessary action on the part of the Company. Each of this Agreement, the Amended Note Purchase Agreement and the Security Documents constitutes a valid and binding obligation of the Company, enforceable in accordance with its respective terms, except that the enforceability thereof may be:

          (a) limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights generally; and

          (b)       subject to the availability of equitable remedies.

     4         No Conflicts, etc.

      The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations under this Agreement, the Amended Note Purchase Agreement and each of the Security Documents do not conflict with, result in any breach in any of the provisions of, constitute a default under, violate or result in the creation of any Lien upon any Property of the Company or any Subsidiary under the provisions of:

          (a) any charter document, agreement with shareholders or bylaws of the Company or any Subsidiary;

          (b) any agreement, instrument or conveyance by which the Company or any Subsidiary or any of their respective Properties may be bound or affected; or

          (c) any statute, rule or regulation or any order, judgment or award of any court, tribunal or arbitrator by which the Company or any Subsidiary or any of their respective Properties may be bound or affected.

     5         Security Interests.

      The Liens of the Holders in the Collateral (as defined in the Trust Indenture) previously granted to the Security Trustee remain valid, enforceable and perfected as of the date hereof and the Collateral is subject to no other Liens not otherwise permitted under the Amended Note Purchase Agreement and the Security Documents.

     6         Existence of Defaults.

      Immediately prior to, and immediately after giving effect to, the Amendments, no condition exists that would constitute a Default or an Event of Default under the Existing Note Purchase
Agreement or the Amended Note Purchase Agreement.

          2. AMENDMENTS WITH RESPECT TO EXISTING NOTE PURCHASE AGREEMENT; AFFIRMATION.

     1         Amendments.

      The Company and, subject to the satisfaction of the conditions set forth in Section 3 hereof, the Holders, each hereby consent and agree that:

          (a) compliance by the Company with Section 5 of the Existing Note Purchase Agreement and the Amended Note Purchase Agreement is waived to the extent (and only to the extent) necessary to permit the payment of the Prepayment Amount to the Selling Noteholder in accordance with the terms and conditions set forth in this Agreement (including, without limitation, those set forth in Section 3); and

          (b) Section 5.1(a) of the Existing Note Purchase Agreement is hereby amended by replacing each reference to "Four Million Dollars ($4,000,000)" therein with a reference to "Three Million
     Six Hundred Thousand Dollars ($3,600,000)"

(collectively, such amendments and waivers, together with those provided for in Exhibit A, are herein collectively referred to as the "Amendments").

     2         Affirmation of Obligations under Security Documents.

      The  Company  hereby acknowledges and affirms  all  of  its
obligations  under  the  terms  of  the  Amended  Note   Purchase
Agreement and the Security Documents.

     3         Scope of Amendment.

      Except as expressly set forth in this Agreement, no provision of the Existing Note Purchase Agreement, any Security Document or any other agreement, document or instrument shall be deemed to have been amended hereby. No Default or Event of Default, or right, remedy, or power consequent thereon, whether as provided in the Existing Note Purchase Agreement, the Amended Note Purchase Agreement, any Security Document, any other agreement, document or instrument, or by law to any holder of Notes, shall be deemed to have been waived or affected hereby.

          3.   CONDITIONS TO EFFECTIVENESS OF AMENDMENTS.

      The Amendments shall not become effective until all of the following conditions precedent shall have been satisfied in full
(the date of such satisfaction being herein referred to as the "Effective Date"):

     1         Execution and Delivery of this Agreement.

      The  Company  and  the  Holders  shall  have  executed  and
delivered  to  each  other  an  original  counterpart   of   this
Agreement.

     2         No Defaults; Warranties and Representations True.

      After giving effect to the Amendments, no Default or Event of Default shall exist and the warranties and representations set forth in Section 1 hereof shall be true and correct.

     3         Proceedings Satisfactory.

      All proceedings taken in connection with this Agreement and all documents and papers relating thereto shall be reasonably satisfactory to the Holders. The Holders shall have received copies of such documents and papers as they may reasonably request in connection therewith, all in form and substance reasonably satisfactory to the Holders.

     4         Payment of Prepayment Amount; Cancellation of Notes.

     The Company shall have paid, on or before March 15, 1996, an amount equal to the Prepayment Amount in respect of the Notes held by the Selling Noteholder, and all of such Notes shall have been delivered to the Company and cancelled and no Notes shall be permitted to be issued in replacement or substitution therefor.

     5         Expenses.

      The Company shall have paid all costs and expenses of the Holders relating to this Agreement in accordance with Section 4.6 hereof.

4.     MISCELLANEOUS.

     1         Terms Defined.

      Terms used herein and not otherwise defined herein shall have the respective meanings specified in the Amended Note Purchase Agreement. A violation of this Agreement (including without limitation, a material misrepresentation of any warranty or representation contained herein) shall constitute an "Event of Default" thereunder.

     2         Governing Law.

      THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND ENFORCED
IN ACCORDANCE WITH, AND GOVERNED BY, INTERNAL CONNECTICUT LAW.

     3         Duplicate Originals.

      Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original.

     4         Waivers and Amendments.

      Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     5         Section Headings.

      The titles of the Sections hereof appear as a matter of convenience only, do not constitute a part of this Agreement and shall not affect the construction hereof.

     6         Costs and Expenses.

      On the Effective Date, the Company shall pay all costs and expenses of the Holders relating to this Agreement, including, but not limited to, the statement for reasonable fees and disbursements of their special counsel presented to the Company on the Effective Date. The Company will also pay, upon receipt thereof, each additional statement for reasonable fees and disbursements of the Holders' special counsel rendered after the Effective Date in connection with this Agreement, the Amended Note Purchase Agreement or the Security Documents.

     7         Survival.

       All warranties, representations, certifications and covenants made by the Company in this Agreement, in the Amended Note Purchase Agreement and in each of the Security Documents or in any certificate or other instrument delivered pursuant to this Agreement, the Amended Note Purchase Agreement or any of the Security Documents shall be considered to have been relied upon by the Holders and shall survive the execution and delivery of this Agreement, regardless of any investigation made by or on behalf of the Holders. All statements in any such certificate or other instrument shall constitute warranties and representations of the Company under this Agreement, the Amended Note Purchase Agreement or such Security Document.

     8         Time of Essence.

      Time is and shall be of the essence in the satisfaction of all the conditions set forth in Section 3 of this Agreement.


[Remainder of page intentionally blank; next page is signature p age.]
      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by a duly authorized officer or agent thereof.

Company:                           BARR LABORATORIES, INC.




By /s/William T. McKee
                                        Name: William T. McKee

                                        Title: Treasurer



Holder:                            CONNECTICUT GENERAL LIFE
                                   INSURANCE COMPANY *
                                   By CIGNA Investments, Inc.




By: /s/Stephen A. Osborne

                                        Name: Stephen A. Osborne

                                        Title:Managing Director



Holder:                            LIFE INSURANCE COMPANY OF
                                   NORTH AMERICA *
                                   By CIGNA Investments, Inc.




By: /s/Stephen A. Osborne

                                        Name: Stephen A. Osborne

                                        Title:Managing Director

Holder:                            CIGNA PROPERTY AND CASUALTY
                                   INSURANCE COMPANY *
                                   By CIGNA Investments, Inc.




By: /s/Stephen A. Osborne

                                        Name: Stephen A. Osborne

                                        Title:Managing Director

Holder:                              AMERICAN  LIFE  &   CASUALTY
INSURANCE
                                   COMPANY




By:/s/Gary F Greaves
                                        Name: Gary F. Greaves

                                        Title: Vice President

                                                        EXHIBIT A

               DETERMINATION OF PREPAYMENT AMOUNT


     5. Prepayment Amount. The Prepayment Amount shall be equal to the aggregate principal amount of Notes held by American Life & Casualty Insurance Company immediately prior to the Effective Date (which principal amount of Notes the Company represents and warrants to be equal to $2,000,000), together with interest accrued thereon to the date of prepayment and together with the Modified Make-Whole Amount (as such term is defined below) calculated with respect to such principal amount of Notes as of the date of prepayment.

     As used herein:

           Modified Make-Whole Amount -- shall have the meaning ascribed to the term "Make-Whole Amount" in the Amended Note Purchase Agreement, provided that the Modified Make-Whole Amount shall be determined as though the reference to "fifty one-hundredths percent (0.50%) per annum" in clause (b) of the definition of "Make-Whole Discount Rate" were a reference to "one and twenty-five one-hundredths percent (1.25%) per annum".

                    Barr Laboratories, Inc.






             _____________________________________

                     AMENDMENT NUMBER THREE
             _____________________________________






                   Dated as of April 1, 1996






          10.15% Senior Secured Notes due June 28, 2001

                     AMENDMENT NUMBER THREE

     AMENDMENT NUMBER THREE (this "Agreement"), dated as of April 1, 1996, among BARR LABORATORIES, INC. (together with its successors and assigns, the "Company"), a New York corporation, and the Persons identified as "Holders" on the signature page hereof (collectively, the "Holders").

                           RECITALS:

      A. The Company entered into those certain separate Note Purchase Agreements, each dated as of June 28, 1991 (collectively, as in effect immediately prior to the date hereof, the "Existing Note Purchase Agreement" and, as amended hereby, the "Amended Note Purchase Agreement"), with each of Connecticut General Life Insurance Company, Life Insurance Company of North America, CIGNA Property and Casualty Insurance Company and
American Life Casualty Insurance Company (individually, a "Purchaser" and collectively, the "Purchasers"), pursuant to which the Company issued and sold to the Purchasers and the Purchasers purchased from the Company, Twenty Million Dollars ($20,000,000) in aggregate principal amount of the Company's Senior Secured Notes due June 28, 2001 (collectively, as amended from time to time, the "Notes").

      B. Simultaneously with the execution of the Existing Note Purchase Agreement, the Company entered into that certain Trust Indenture, dated as of June 28, 1991 (as in effect immediately prior to the date hereof, the "Existing Trust Indenture" and, as amended hereby, the "Amended Trust Indenture"), with State Street Bank and Trust Company of Connecticut, N.A. (the "Security Trustee"), pursuant to which the Company granted to the Security Trustee a security interest in certain Property of the Company to secure the payment by the Company of the Secured Obligations (as defined in the Existing Trust Indenture) and the performance of the Secured Undertakings (as defined in the Existing Trust Indenture).

      C. The Holders are the registered holders of one hundred percent (100%) of the Notes outstanding on the date hereof.

      D. The Company has requested that the Holders agree to, among other things, amend certain provisions of the Existing Note Purchase Agreement and the Existing Trust Indenture as further set forth herein, which requested amendments require the consent of the holders of the Notes and the Security Trustee.

      E. Subject to the terms and conditions set forth in this Agreement, the Company, the Holders and the Security Trustee are willing to agree to amend the Existing Note Purchase Agreement and the Existing Trust Indenture, all in the manner specified on certain Exhibits hereto and as more particularly set forth herein.

      F.    The  Amended Note Purchase Agreement and the  Amended
Trust  Indenture are sometimes herein referred to as the "Amended
Financing Documents."

                           AGREEMENT:

      NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders agree as follows:

 1.       WARRANTIES AND REPRESENTATIONS.

      To induce the Holders to enter into this Agreement, the Company warrants and represents to the Holders that as of the Effective Date (as hereinafter defined):

     1         Material Adverse Effect; Disclosure.

          (a) Since June 30, 1995 there has been no change in the business, prospects, profits, Properties or condition (financial or otherwise) of the Company or any Subsidiary except changes in the ordinary course of business that, in the aggregate, have not had a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or the ability of the Company to perform any of its obligations set forth in the Amended Note Purchase Agreement and the Security Documents.

          (b) Neither this Agreement nor any written statement furnished by the Company to the Holders in connection herewith contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading. There is no fact that the Company has not disclosed to each Holder in writing that has had or, so far as the Company can now reasonably foresee, could reasonably be expected to have, a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or the ability of the Company to perform any of its obligations set forth in the Amended Note Purchase Agreement and the Security Documents.

     2         Authorization, Execution and Enforceability.

      The execution and delivery by the Company of this Agreement and the performance of its obligations under each of the Amended Financing Documents have been duly authorized by all necessary action on the part of the Company. Each of the Amended Financing Documents constitutes a valid and binding obligation of the Company, enforceable in accordance with its respective terms, except that the enforceability thereof may be:

          (a) limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights generally; and

          (b)       subject to the availability of equitable remedies.

     3         No Conflicts, etc.

      The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations under each of the Amended Financing Documents do not conflict with, result in any breach in any of the provisions of, constitute a default under, violate or result in the creation of any Lien upon any Property of the Company or any Subsidiary under the provisions of:

          (a) any charter document, agreement with shareholders or bylaws of the Company or any Subsidiary;

          (b) any agreement, instrument or conveyance by which the Company or any Subsidiary or any of their respective Properties may be bound or affected; or

          (c) any statute, rule or regulation or any order, judgment or award of any court, tribunal or arbitrator by which the Company or any Subsidiary or any of their respective Properties may be bound or affected.

     4         Security Interests.

      The Liens of the Holders in the Collateral (as defined in the Amended Trust Indenture) previously granted to the Security Trustee remain valid, enforceable and perfected as of the date hereof and the Collateral is subject to no other Liens not otherwise permitted under the Amended Financing Documents and the Security Documents, as amended.

     5         Existence of Defaults.

      After giving effect to the Amendments, no condition exists that would constitute a Default or an Event of Default under the Amended Note Purchase Agreement.

     6         Disclosure.

      Neither this Agreement nor any written statement furnished by the Company to the Holders in connection herewith contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading.

           2. AMENDMENTS WITH RESPECT TO EXISTING NOTE PURCHASE AGREEMENT AND EXISTING TRUST INDENTURE; AFFIRMATION.

     1         Amendments.

      The Company and, subject to the satisfaction of the conditions set forth in Section 3 hereof, the Holders, each hereby consent and agree that:

          (a) the Existing Note Purchase Agreement is hereby amended in the manner specified in Exhibit A1 to this Agreement; and

          (b) the Existing Trust Indenture is hereby amended in the manner specified in Exhibit A2 to this Agreement; and

(collectively, such amendments provided for in such Exhibits are herein referred to as the "Amendments").

     2         Affirmation of Obligations under Financing Documents.

      The  Company  hereby acknowledges and affirms  all  of  its
obligations  under  the  terms  of  the  Amended  Note   Purchase
Agreement,  the  Amended Trust Indenture and the  other  Security
Documents.

     3         Scope of Amendment.

      Except as expressly set forth in this Agreement, no provision of the Existing Note Purchase Agreement, the Notes, the Existing Trust Indenture or any other agreement, document or instrument shall be deemed to have been amended hereby. No Default or Event of Default, or right, remedy, or power consequent thereon, whether as provided in the Existing Note Purchase Agreement, the Notes, the Existing Trust Indenture, the Amended Note Purchase Agreement, the Amended Trust Indenture, or by law, to any holder of Notes, shall be deemed to have been waived or affected hereby.

           3.  CONDITIONS TO EFFECTIVENESS OF AMENDMENTS.

      The Amendments shall not become effective until all of the following conditions precedent shall have been satisfied in full
(the date of such satisfaction being herein referred to as the "Effective Date"):

     1         Execution and Delivery of this Agreement.

      The Company and the Holders shall have executed and delivered to each other and the Security Trustee an original counterpart of this Agreement, and the Security Trustee shall have executed and delivered to the Company and each of the Holders the "Security Trustee's Consent and Agreement" attached to this Agreement.

     2         No Defaults; Warranties and Representations True.

      After giving effect to the Amendments, no Default or Event of Default shall exist and the warranties and representations set forth in Section 1 hereof shall be true and correct.

     3         Proceedings Satisfactory.

      All proceedings taken in connection with this Agreement and all documents and papers relating thereto shall be reasonably satisfactory to the Holders. The Holders shall have received copies of such documents and papers as they may reasonably request in connection therewith, all in form and substance reasonably satisfactory to the Holders.

     4         Expenses.

      The Company shall have paid all costs and expenses of the Holders relating to this Agreement in accordance with Section 5.6 hereof.

 4.    DIRECTION TO SECURITY TRUSTEE.

      Each of the Holders, by its execution and delivery hereof, hereby requests and directs the Security Trustee to

          (a) consent and agree to the amendments to the Existing Trust Indenture and such other agreements to which it is a party, as such amendments are described herein, by executing and delivering the "Security Trustee's Consent and Agreement" attached to this Agreement;

          (b) execute and deliver a "Release, Consent and Acknowledgement" substantially in the form of Exhibit B attached to this Agreement; and

          (c) execute and deliver four Uniform Commercial Code financing statement partial releases, one each for filing with respect to (i) financing statement number 133450 (New York Secretary of State), (ii) financing statement 91-1896 (Rockland County, New York), (iii) financing statement 1404418 (New Jersey Secretary of State) and (iv) financing statement 002494 (Bergen County, New Jersey), each substantially in the respective forms set forth on Exhibit C attached to this Agreement.

5.    MISCELLANEOUS.

     1         Terms Defined.

      Terms used herein and not otherwise defined herein shall have the respective meanings specified in the Amended Note Purchase Agreement. A violation of this Agreement (including without limitation, a material misrepresentation of any warranty or representation contained herein) shall constitute an "Event of Default" thereunder.

     2         Governing Law.

      THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND ENFORCED
IN ACCORDANCE WITH, AND GOVERNED BY, INTERNAL CONNECTICUT LAW.

     3         Duplicate Originals.

      Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original.

     4         Waivers and Amendments.

      Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     5         Section Headings.

      The titles of the Sections hereof appear as a matter of convenience only, do not constitute a part of this Agreement and shall not affect the construction hereof.

     6         Costs and Expenses.

      On the Effective Date, the Company shall pay all costs and expenses of the Holders relating to this Agreement, including, but not limited to, the statement for reasonable fees and disbursements of their special counsel presented to the Company on the Effective Date. The Company will also pay, upon receipt thereof, each additional statement for reasonable fees and disbursements of the Holders' special counsel rendered after the Effective Date in connection with this Agreement or the Amended Financing Documents.

     7         Survival.

       All warranties, representations, certifications and covenants made by the Company in this Agreement and in each of the Amended Financing Documents or in any certificate or other instrument delivered pursuant to this Agreement or any of the Amended Financing Documents shall be considered to have been relied upon by the Holders and shall survive the execution and delivery of this Agreement, regardless of any investigation made by or on behalf of the Holders. All statements in any such certificate or other instrument shall constitute warranties and representations of the Company under this Agreement or such Amended Financing Document.

     8         Time of Essence.

      Time is and shall be of the essence in the satisfaction of all the conditions set forth in Section 3 of this Agreement.


[Remainder of page intentionally blank; next page is signature p age.]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by a duly authorized officer or agent thereof.

Company:                           BARR LABORATORIES, INC.




By /s/William T. McKee

                                        Name: William T McKee

                                        Title:Treasurer

Holder:                            CONNECTICUT GENERAL LIFE
                                   INSURANCE COMPANY*
                                   By CIGNA Investments, Inc.




By: /s/Stephen A. Osborne

                                        Name: Stephen A. Osborne

                                        Title:Managing Director



Holder:                            LIFE INSURANCE COMPANY OF
                                   NORTH AMERICA *
                                   By CIGNA Investments, Inc.




By: /s/Stephen A. Osborne

                                        Name: Stephen A. Osborne

                                        Title:Managing Director


Holder:                            CIGNA PROPERTY AND CASUALTY
                                   INSURANCE COMPANY *
                                   By CIGNA Investments, Inc.




By: /s/Stephen A. Osborne

                                        Name: Stephen A. Osborne

                                        Title:Managing Director

            SECURITY TRUSTEE'S CONSENT AND AGREEMENT

      The Security Trustee hereby consents and agrees to the amendments and modifications to the Existing Trust Indenture and the other amendments and modifications provided for by this Agreement.

                                   STATE STREET BANK AND TRUST
                                   COMPANY OF CONNECTICUT,
                                   NATIONAL ASSOCIATION,
                                   as Security Trustee




By________________________________


Name:


Title:

                                                       EXHIBIT A1


         AMENDMENTS TO EXISTING NOTE PURCHASE AGREEMENT


     6. Section 7.10(a). Section 7.10(a) of the Existing Note Purchase Agreement is hereby amended by renumbering clause (vii) and clause (viii) thereof as clause (viii) and clause (ix), respectively, and inserting a new clause (vii) to read in its entirety as follows:

                "     (vii)     1996 Grandfathered Purchase Money
          Liens;"


     7. Section 8.1. Section 8.1 of the Existing Note Purchase Agreement is hereby amended by deleting the expression "and" following the semicolon at the end of clause (j) thereof, renumbering clause (k) thereof as clause (l), and inserting a new clause (k) to read in its entirety as follows:

                " (k) Notice of Certain Advances -- with reasonable promptness, a copy of each request for an advance or other funding of Permitted Purchase Money Indebtedness (as such term is defined in the Trust Indenture), with all attachments and accompanying information, and containing a description of the Property purchased or to be purchased therewith (including, without limitation, serial numbers or other similar identification of such Property) and providing the location thereof; and"


     8. Section 10. Section 10 of the Existing Note Purchase Agreement is hereby amended by adding the following defined
terms,   each   to  be  placed  in  its  respective   appropriate
alphabetical position within such Section:

     "     Amendment Number Three -- means Amendment Number Three
     dated as of April 1, 1996 to the Note Purchase Agreement and the Trust Indenture."


     " 1996 Grandfathered Purchase Money Liens -- means Liens on Property acquired by the Company during the period from June 1, 1995 to April 15, 1996, which Liens secure "Permitted Purchase Money Indebtedness" (as such term is defined in the Trust Indenture), and which Property is described on Exhibit C of Exhibit B to Amendment Number Three."

                                                       EXHIBIT A2


             AMENDMENTS TO EXISTING TRUST INDENTURE


     9. Second "Whereas" Clause. Clause (b) of the second appearing "whereas" clause in the Recitals of the Existing Trust
Indenture is hereby amended and restated in its entirety to read as follows:

                "     (b)   all  of  its machinery and  equipment
          (including, without limitation, the books, records, warranties and computer disks, tapes and software in connection therewith), furniture, furnishings, appliances, apparatus, tools, parts and supplies wherever located, including, without limitation, all of its machinery, equipment, furniture, furnishings, appliances, apparatus and tools located in or on, or attached to, the Mortgaged Real Property and/or the Improvements, except as otherwise specified in Section 2 hereof."


     10. Section 1. Section 1 of the Existing Trust Indenture is amended by adding each of the following definitions, in its appropriate alphabetical position, to read as follows:

     " Exempt Property -- means, at any time, all Property of the Company of the types described in clause (a) and clause
     (b) of Section 2, to the extent that such Property is (i) purchased or otherwise acquired for use in the New Facility or (ii) is moved from the Company's facility in Northvale, New Jersey for use in the New Facility (it being understood that no Property moved from the Company's facility in Pomona, New York shall constitute Exempt Property)."


     "     New Facility -- means the pharmaceutical manufacturing
     facility of the Company located in Forrest, Virginia."


     " Permitted Purchase Money Indebtedness -- means indebtedness incurred by the Company through advances aggregating no more than $18,750,000 pursuant to one or more credit facilities (including, without limitation, that Loan and Security Agreement dated as of April 12, 1996, between the Company and BA Leasing & Capital Corporation), which indebtedness is secured by a Lien on Property of the Company (other than Property consisting of plumbing, electrical or HVAC fixtures or other similar Property) acquired with such indebtedness at a purchase price not in excess of the amount of such indebtedness, so long as such Lien extends to no other Property and secures no other indebtedness."

     11. Section 2. Section 2 of the Existing Trust Indenture is hereby amended and restated in its entirety to read as follows:

     "    2.   GRANT OF SECURITY.

           The Company hereby grants to the Security Trustee a continuing security interest in all of the Property of the Company specified below in this Section 2 (whether now in existence or hereafter acquired or wherever the same may be located) for the purpose of securing payment by the Company of the Secured Obligations and the performance by the Company of the Secured Undertakings:
do we need to carve out the property subject to the BA facility, or is our release with them sufficient?
                     (a)   all  machinery, equipment, appliances,
          and  apparatus,  other  than  such  items  constituting
          Exempt Property,

                      (b)   all  furniture,  fixtures,  fittings,
          furnishings, tools, parts and supplies, other than such items constituting Exempt Property,

                     (c)   all bonds and amounts placed in escrow
          with the Security Trustee in accordance with the provisions of Section 3.4(b) or Section 3.5(b) hereof, and

                     (d)   all  books,  records,  warranties  and
          computer disks, tapes and software used in connection with the Property described in clause (a) and clause
          (b) above, together with all of the Company's right, title and interest in, to and under products and proceeds of the foregoing (including, without limitation, proceeds of insurance covering the foregoing, all proceeds from the disposition of any of the foregoing and all proceeds from any indemnity, warranty or guaranty payable by reason of loss of, damage to or otherwise with respect to any of the foregoing) and all of the Company's right, title and interest in, to and under any replacements or substitutions of, or accessions to, the foregoing."


     12.       Section 3.9(e).  Section 3.9(e) of the Existing Trust
Indenture is hereby amended by replacing each reference to "Section 7.11" of the Note Purchase Agreement (whether such reference is to the entirety of Section 7.11 or to a clause therein) with a reference to "Section 7.10".


     13. Section 3.9(e). Section 3.9(e) of the Existing Trust Indenture is hereby amended by deleting clause (iv) thereof and replacing it with the following expression:

           "(iv)     no Liens permitted by Section 7.10(a)(vi) or
     Section 7.10(a)(vii) shall be permitted to encumber the Collateral other than Liens securing Permitted Purchase
     Money Indebtedness outstanding at such time."

                                                        EXHIBIT B

                       [FORM OF CONSENT]


              RELEASE, CONSENT AND ACKNOWLEDGMENT

Reference is made to that certain Loan and Security Agreement Number 950196 by and between BA LEASING & CAPITAL CORPORATION ("Lender") and BARR LABORATORIES, INC., ("Borrower"), dated as of April 12, 1996 ("Agreement"), and to the Collateral (defined below).

     (a) State Street Bank and Trust Company of Connecticut, N.A., as Security Trustee under the Trust Indenture dated as of June 28, 1991 (as amended, the "Trust Indenture"), between Barr Laboratories, Inc. and State Street Bank and Trust Company of
Connecticut,   N.A.   (as   Security  Trustee   thereunder,   the
"Creditors' Representative"), has an interest as, inter alia, mortgage holder in the real property described in Exhibit B (the "Real Property").

     (b) The Agreement provides, inter alia, for the grant of a security interest by Borrower in the Collateral, which is or may be located upon the Real Property.

     (c) Lender, as a condition to entering into the Agreement, requires that the Creditors' Representative, on behalf of the holders of the Notes (defined below), enter into this agreement with the Lender.

      NOW,  THEREFORE,  for a good and sufficient  consideration,
receipt   of   which  is  hereby  acknowledged,  the   Creditors'
Representative and the Lender hereby agree as follows:

     14. The Creditors' Representative hereby consents to the placement of Collateral on the Real Property.

     15. The Collateral shall be considered to be personal property and shall not be considered part of the Real Property regardless of whether or by what means it is or may become attached or affixed to the Real Property.

     16. Neither the Creditors' Representative nor the holders of the Notes will claim any interest in the Collateral.

     17. The Creditors' Representative hereby releases and waives any right, title or interest, including without limitation any security interest arising under the Trust Indenture or that certain Mortgage, Assignment of Rents and Security Agreement dated as of June 28, 1991, by the Borrower to the Creditors' Representative, it may now have or hereafter acquire in the Collateral.

     18. If the Creditors' Representative (for itself or on behalf of the holders of the Notes) is in possession, or is entitled to be in possession, of the Real Property, it will permit Lender to enter upon the Real Property for the purpose of exercising its rights with respect to the Collateral under the terms of the Agreement, or otherwise as permitted by law with respect to the Collateral, including, without limitation, the right to remove the Collateral from the Real Property, without charge by the Creditors' Representative (other than with respect to actual out-of-pocket expenses incurred in connection with providing to the Lender such access to, and allowing usage of, the Real Property); provided that the Lender agrees in writing to
(1)  conduct any such removal in a reasonable and prudent manner,
(2) repair any damage to the Real Property or any other property in which the Creditors' Representative may have an interest that is caused by or incidental to the activities of the Lender (including the repair of damage to improvements located on the Real Property caused by the Lender's removal of Collateral) and
(3) hold the Creditors' Representative (and the holders of the Notes) harmless and to indemnify each of them with respect to any and all losses, obligations, damages and other liabilities that they, the Real Property or any other property in which they have an interest may suffer or incur as a result of the Lender's activities on the Real Property. The Creditors' Representative (for itself or on behalf of the holders of the Notes) will not object to the entry by the Lender onto the Real Property for the purpose of exercising the Lender's rights with respect to the Collateral at any time during which it is not in possession, or otherwise entitled to be in possession, of the Real Property.

     19. Creditors' Representative acknowledges that the Lender expects to fund the acquisition by Borrower from time to time of additional equipment constituting Collateral, and agrees that the Borrower's granting of liens in the Collateral to the Lender do not violate Section 7.10(a) of the Note Purchase Agreement (defined below) or Section 3.9(e)(iv) of the Trust Indenture.

     20. The Creditors' Representative agrees for the benefit of the Lender to execute such Uniform Commercial Code financing statement releases with respect to the release of its interest, if any, in the Collateral as are necessary to give effect to the agreement evidenced hereby (it being understood that the filing of any such financing statement releases shall be conducted by the Lender at its own expense).

     21. This agreement shall be binding upon the heirs, successors and assigns of the Creditors' Representative and the holders of the Notes, provided, that the consent granted pursuant to paragraph 5 above shall not be binding on future owners or holders of the Real Property taking their interest as a result of a foreclosure or other enforcement action with respect to the Real Property.

     22. All of the understandings, agreements, representations and warranties contained herein are solely for the benefit of the Creditors' Representative, the holders of the Notes and the Lender, and their respective successors and assigns, and there are no other parties, including the Borrower, who are intended to be benefited, in any manner, by this consent.

     23. Nothing contained in this consent is intended to affect or limit, in any manner, the security interest that each of the parties hereto has in any and all of the assets of the Borrower, whether tangible or intangible, insofar as the rights of the Borrower and third parties are involved. The parties hereto specifically reserve any and all of their respective rights, security interests and rights to assert security interests as against the Borrower and any third parties.

     24. This consent relates only to security interests in the Collateral and the Real Property, and shall not affect any other security interest or right of repayment that the Lender, the Creditors' Representative or the holders of the Notes may have.

     25. As used herein, the following capitalized terms are assigned the following meanings:

      Collateral -- means the property described on the  attached
Exhibit A (to the extent that such property is acquired by the Borrower on or after the date hereof) and the attached Exhibit C, to the extent that

          (a) such property does not consist of plumbing, electrical or HVAC fixtures, or other similar property,

          (b) such property was acquired with indebtedness incurred by the Borrower pursuant to the Agreement through advances aggregating no more than $18,750,000,

          (c) such property secures the payment of such indebtedness under the Agreement and secures no other indebtedness and

          (d) such property was acquired with such indebtedness under the Agreement at a purchase price for all such property not in excess of the aggregate amount of such indebtedness under the Agreement.

      Note Purchase Agreement -- means that certain Note Purchase
Agreement dated as of June 28, 1991, between the Borrower and the persons listed on Annex 1 thereto, as amended from time to time.

      Notes -- means the Borrower's 10.15% Senior Secured Notes issued pursuant to the Note Purchase Agreement, as amended from time to time.

      IN WITNESS WHEREOF, the undersigned have executed this consent as of April __, 1996.

                                   STATE STREET BANK AND TRUST
                                   COMPANY OF CONNECTICUT, N.A.,
                                   as Security Trustee




By________________________________
                                     Name:
                                     Title:



                                      BA    LEASING   &   CAPITAL
CORPORATION




By________________________________
                                     Name:
                                     Title:

        EXHIBIT A to Release, Consent and Acknowledgment


     26. New personal property used in the production, processing and manufacture of pharmaceutical products identified as Collateral pursuant to the Agreement.
37.
     27. All purchase orders and agreements, deposits, progress payments or the like related to item 1 above.

     28.        All  log  books,  manuals, maintenance  programs,
documentation  or  other information related to  items  1  and  2 above.

     29. All warranties or other rights arising from any source related to items 1, 2 and 3 above.

     30. All proceeds including insurance proceeds of any of items 1, 2, 3 or 4 above.
        EXHIBIT B to Release, Consent and Acknowledgment

                         Real Property

ALL  THAT  CERTAIN PLOT, PIECE OR PARCEL OF LAND, SITUATE,  LYING
AND BEING IN THE TOWN OF HAVERSTRAW, COUNTY OF ROCKLAND AND STATE
OF NEW YORK, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A MONUMENT SET IN THE WESTERLY SIDE OF QUAKER  ROAD,
WHERE THE SAME IS INTERSECTED BY THE SOUTHERLY LINE OF LANDS  NOW
OR FORMERLY OF HIGH TOR PROPERTIES, INC.;

THENCE  ALONG  SAID LANDS NORTH 81 DEGREES 04' 03"  WEST  2198.71
FEET TO A STONE WALL AND LANDS NOW OR FORMERLY OF ZUBIAURRE;

THENCE  ALONG  SAID  LANDS AND ALONG LANDS  NOW  OR  FORMERLY  OF
ZARATE,  SOUTH 18 DEGREES 23' 19" WEST 195.71 FEET  TO  A  POINT;
MARKED  BY  A  CROSS  CUT IN SAID STONE WALL  AND  LANDS  NOW  OR
FORMERLY OF SKY;

THENCE  PARTLY ALONG SAID LANDS NOW OR FORMERLY OF SKY, SOUTH  22
DEGREES 37" 28" WEST 95.00 FEET TO A POINT;

THENCE  STILL ALONG LANDS NOW OR FORMERLY OF SKY AND ALONG  LANDS
NOW  OR  FORMERLY OF HEAVNER, LANDS NOW OR FORMERLY OF  PROSELLER
AND  LANDS NOW OR FORMERLY OF DEISROTH, SOUTH 18 DEGREES 05"  22"
WEST 734.44 FEET TO LANDS NOW OR FORMERLY OF MARCZAM;

THENCE ALONG SAID LANDS NOW OR FORMERLY OF MARCZAN, THE FOLLOWING
COURSE AND DISTANCES;

SOUTH  81 DEGREES 05' 12" EAST 1104.70 FEET TO A POINT AND  LANDS
NOW OR FORMERLY OF MOUNT IVY SAND AND GRAVEL COMPANY;

THENCE ALONG SAID LANDS NOW OR FORMERLY OF MOUNT IVY SAND AND GRAVEL COMPANY, NORTH 8 DEGREES 57' 51" EAST 500.00 FEET, SOUTH 81 DEGREES 03' 39" EAST 1220.00 FEET AND SOUTH 8 DEGREES 51' 17" WEST 259.36 FEET AND SOUTH 81 DEGREES 29' 03" EAST 226.32 FEET TO A MONUMENT SET IN SAID LANDS;

THENCE  NORTH  8 DEGREES 18' 22" WEST 220.37 FEET  AND  NORTH  12
DEGREES  21' 57" EAST 131.79 TO A POINT AND THE WESTERLY SIDE  OF
QUAKER ROAD;

THENCE  ALONG THE WESTERLY SIDE OF QUAKER ROAD, NORTH  7  DEGREES
18' 02" WEST 443.58 FEET TO THE POINT OR PLACE OF BEGINNING.
        EXHIBIT C to Release, Consent and Acknowledgment

[Omitted from form]



                                                        EXHIBIT C

               FORM OF UCC-3 FINANCING STATEMENTS




_______________________________